UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 8, 2017

(Date of earliest event reported)

Cinedigm Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-31810	22-3720962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

902 Broadway, 9th Floor, New York, New York	10010
(Address of principal executive offices)	(Zip Code)

212-206-8600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 8, 2017, Cinedigm Corp. (the “Company”) entered into an exchange agreement (the “Exchange Agreement”) pursuant to which the Company agreed to issue 450,000 shares of its Class A common stock, par value $0.001 per share (the “Common Stock”) and notes in the principal amount of $1,400,000 pursuant to the Company’s Second Lien Loan Agreement dated as of July 14, 2016, among the Company, Cortland Capital Market Services LLC, as Agent, and the lenders party thereto (the “Loan Agreement”) in exchange for $4,000,000 principal amount of the Company’s 5.5% Convertible Notes due 2035 with the holder of such convertible notes. The exchanged convertible notes will be immediately canceled upon surrender. The exchange is expected to be consummated shortly.

On February 9, 2017, the Company issued a press release relating to the exchange, furnished herewith as Exhibit 99.1.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above is incorporated herein by reference. The securities were issued pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended.

Item 8.01	Other Events.

On February 9, 2017, the Company issued a press release announcing that the Nasdaq Listing Qualifications Panel (the “Panel”) had granted the Company’s request for continued listing on The Nasdaq Global Market, which is subject to the Company evidencing compliance with the minimum market value of publicly held shares requirement of $15,000,000 by March 31, 2017 or, if certain conditions are met and stockholder approval is required, by June 20, 2017. In order to satisfy the market value of publicly held shares requirement, the Company must evidence a market value of publicly held shares of at least $15,000,000 for a minimum of 10 consecutive business days.

A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Exchange Agreement, dated as of February 8, 2017, between the Company, BlueMountain Equity Alternatives Master Fund L.P., BlueMountain Logan Opportunities Master Fund L.P., BlueMountain Credit Alternatives Master Fund L.P., BlueMountain Montenvers Master Fund SCA SICAV-SIF, and BlueMountain Foinaven Master Fund L.P.

99.1	Press Release dated February 9, 2017.

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SIGNATURE

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 9, 2017

By:	/s/ Gary S. Loffredo
Name:	Gary S. Loffredo
Title:	President, Digital Cinema, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Exchange Agreement, dated as of February 8, 2017, between the Company, BlueMountain Equity Alternatives Master Fund L.P., BlueMountain Logan Opportunities Master Fund L.P., BlueMountain Credit Alternatives Master Fund L.P., BlueMountain Montenvers Master Fund SCA SICAV-SIF, and BlueMountain Foinaven Master Fund L.P.

99.1	Press Release dated February 9, 2017.

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